AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT Agreement, dated as of April 19, 2018 (this “Amendment No. 4”), is by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), the parties to the Credit Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), VOXX ACCESSORIES CORP., a Delaware corporation (“ACC”), VOXX ELECTRONICS CORP., a Delaware corporation (“AEC”), CODE SYSTEMS, INC., a Delaware corporation (“CSI”), INVISION AUTOMOTIVE SYSTEMS INC., a Delaware corporation (“IAS”) and KLIPSCH GROUP, INC., an Indiana corporation (“Klipsch”, together with ACC, AEC, CSI and IAS, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), VOXX INTERNATIONAL CORPORATION, Delaware corporation (“Parent”) and the other Guarantors (as defined in the Credit Agreement).
W I T N E S S E T H :
WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Second Amended and Restated Credit Agreement, dated as of April 26, 2016, by and among Agent, Lenders, Borrowers and Parent, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of August 10, 2016, Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of September 13, 2016 and Amendment No. 3 to Second Amended and Restated Credit Agreement, dated as of June 30, 2017 (as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other Loan Documents;
WHEREAS, Borrowers and Guarantors desire to amend certain provisions of the Credit Agreement as set forth herein, and Agent and Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein; and
WHEREAS, by this Amendment No. 4, Agent, Lenders, Borrowers and Guarantors intend to evidence such amendments;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions.

(a)Additional Definition. The Credit Agreement and the other Loan Documents are hereby amended to include, in addition and not in limitation, each of the following definitions:

(i)“Amendment No. 4” means Amendment No. 4 to Second Amended and Restated Credit Agreement, dated as of April 19, 2018, by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii)“Specified EBITDA Entities” means either (a) the Loan Parties (other than the Mexican Guarantor) at all times during any period that the EBITDA of the Loan Parties (other than the Mexican Guarantor) is less than 80% of the consolidated EBITDA of the Loan Parties (other than the Mexican Guarantor), the Specified Subsidiaries and Eyelock LLC (and with respect to Eyelock LLC, in an amount equal to the ownership percentage of the Loan Parties in such entity multiplied by such net earnings (or loss) of such entity) or (b) at all other times, the Loan Parties (other than the Mexican Guarantor), the Specified Subsidiaries and Eyelock LLC (and with respect to Eyelock LLC, in an amount equal to the ownership percentage of the Loan Parties in such entity multiplied by such net earnings (or loss) of such entity).

(b)Amendments to Definitions.

(i)The definition of “Cash Dominion Event” set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“ ‘Cash Dominion Event’ means at any time (a) an Event of Default exists or has occurred and is continuing, (b) Excess Availability is less than twelve and one-half percent (12.5%) of the Maximum Revolver Amount for any five (5) consecutive day period, or (c) Excess Availability is less than ten percent (10%) of the Maximum Revolver Amount at any time. The occurrence of a Cash Dominion Event shall be deemed to exist and to be continuing notwithstanding that Excess Availability may thereafter exceed the amount set forth in the preceding sentence unless and until Excess Availability exceeds twelve and one-half percent (12.5%) of the Maximum Revolver Amount for thirty (30) consecutive days, in which event a Cash Dominion Event shall no longer be deemed to exist or be continuing until such time as Excess Availability may again be less than such amount for any five (5) consecutive day period or less than ten (10%) of the Maximum Revolver Amount at any time; provided, that, a Cash Dominion Event may not be cured as contemplated by this sentence more than four (4) times during the term of this Agreement.”
(ii)The definition of “EBITDA” set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“ ‘EBITDA’means, with respect to any fiscal period, the consolidated net earnings (or loss) of Specified EBITDA Entities, minus extraordinary gains and interest income (other than interest income derived during fiscal year 2016 from amounts payable by Eyelock Inc. to the Loan Parties related to the acquisition by Eyelock LLC of certain assets of Eyelock, Inc.), plus without duplication, the sum of the following amounts of the Specified EBITDA Entities to the extent deducted in determining consolidated net earnings (or loss) for such period: (a) non-cash extraordinary losses, (b) interest expense, (c) income taxes, (d) non-cash charges related to goodwill impairment and impairment of non-cash intangibles, (e) closing costs and expenses incurred in connection with the credit facility related to this Agreement and the transactions contemplated hereby, (f) depreciation and amortization of the Specified EBITDA Entities for such period, (g) Stock-based compensation expense, (h) currency devaluation/fluctuation loss or expense relating to Venezuela in an amount not to exceed $3,200,000 in the aggregate for fiscal year 2017 and any fiscal year thereafter, (i) severance payments made through February 28, 2019 related to Eyelock LLC in an amount not to exceed $1,000,000 in the aggregate, (j) severance payments related to any Loan Party in an amount not to exceed $1,000,000 in the aggregate, (k) write-down or impairment of loan obligations owing by, and/or investments by a Loan Party in, 360fly, Inc. in an amount not to exceed $12,000,000 in the aggregate and (l) write-down or impairment of loan obligations owing by, and/or investments by a Loan Party in, Eyelock LLC in an amount not to exceed $33,000,000 in the aggregate.”
(iii)The definition of “Eligible Accounts” set forth in the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and replacing it with the following:

“(a) Accounts that the Account Debtor has failed to pay within one hundred and twenty (120) days of original invoice date (but with respect to Best Buy Co., Inc., Pro Source Group, Costco or Kerr Industries, within one hundred and thirty five (135) days of the original invoice date), or within sixty (60) days of the original due date or Accounts with payment terms of more than one hundred and twenty (120) days,”
(iv)The definition of “Eligible Accounts” set forth in the Credit Agreement is hereby amended by deleting clause (j) thereof in its entirety and replacing it with the following:

“(j) Accounts with respect to an Account Debtor (other than Wal-Mart Stores, Inc., Best Buy Co., Inc., Amazon, Ford Motor Company and Target) whose total obligations owing to Borrowers exceed ten percent (10%) (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage, or in the case of Wal-Mart Stores, Inc., to the extent of the obligations owing by such Account Debtor in excess of twenty percent (20%) of all Eligible Accounts, or in the case of Best Buy Co., Inc., to the extent of the obligations owing by such Account Debtor in excess of twenty five percent (25%) of all Eligible Accounts, or in the case of each of Amazon, Ford Motor Company or Target, to the extent of the obligations owing by each of such Account Debtors in excess of fifteen percent (15%) of all Eligible Accounts (in each case, as to Wal-Mart Stores, Inc., Best Buy Co., Inc., Amazon, Ford Motor Company or Target such percentage being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates); provided, that, in each case, the amount of Eligible Accounts that are excluded because they exceed any of the foregoing percentages shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,”
(v)The definition of “Fixed Charges” set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“ ‘Fixed Charges’ means, with respect to any fiscal period and with respect to the Specified EBITDA Entities determined on a consolidated basis in accordance with GAAP, the sum, without duplication, of (a) Interest Expense accrued (other than interest paid-in-kind, amortization of financing fees, and other non-cash Interest Expense) during such period, (b) principal payments in respect of Indebtedness (including amortization in respect of the Real Property Availability) that are required to be paid during such period, and (c) all federal, state, and local income taxes paid during such period (net of any tax refunds received in cash during such period), and (d) all Restricted Junior Payments paid (whether in cash or other property, other than common Stock) during such period.”
(vi)The definition of “Fixed Charge Coverage Ratio” set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“ ‘Fixed Charge Coverage Ratio’ means, with respect to the Specified EBITDA Entities for any period, the ratio of (i) EBITDA for such period minus Capital Expenditures made (to the extent not already incurred in a prior period) or incurred during such period, to (ii) Fixed Charges for such period.”
(vii)Clause (t) of the definition of “Permitted Dispositions” is hereby amended by (A) deleting the reference to “and” and the end of clause (vi) thereof, (B) deleting the period at the end of clause (vii)(A) thereof and replacing it with “, and” and (C) adding the following new clause (viii) at the end thereof:
“(viii) with respect to the disposition of any Intellectual Property of any Loan Party or any of its Subsidiaries, Agent shall have received, prior to the consummation of such disposition, an agreement, in form and substance satisfactory to Agent, from the purchaser or assignee of such Intellectual Property whereby, among other things, such purchaser agrees that Agent can use such Intellectual Property in connection with the exercise of its remedies pursuant to this Agreement with respect to any Collateral which is affected by or subject to such Intellectual Property.”
(viii)The definition of “Permitted Intercompany Advances” set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“ ‘Permitted Intercompany Advances’means Investments made by (a) a Loan Party to another Loan Party (other than Mexican Guarantor or French Guarantor), (b) a Subsidiary of Parent

that is not a Loan Party to another Subsidiary of Parent that is not a Loan Party, (c) a Subsidiary of Parent that is not a Loan Party to a Loan Party, provided, that, Agent shall have received an Intercompany Subordination Agreement as duly authorized, executed and delivered by such parties, (d) a Loan Party to a Subsidiary of Parent that is not a Loan Party (other than 360fly, Inc. and Eyelock LLC), provided, that, as to any such Investment to which this clause (d) is applicable, each of the following conditions is satisfied: (i) the aggregate amount of all such Investments shall not exceed $5,000,000 outstanding at any one time, (ii) as of the date of any such Investment and after giving effect thereto, no Default or Event of Default shall exist or have occurred, and (iii) as of the date of any such Investment and after giving effect thereto, Excess Availability shall be not less than twelve and one-half percent (12.5%) of the Maximum Credit, (e) a Loan Party to 360fly, Inc., provided, that, as to any such Investment to which this clause (e) is applicable, each of the following conditions is satisfied: (i) the aggregate amount of all such Investments shall not exceed $20,000,000 outstanding at any one time, (ii) as of the date of any such Investment and after giving effect thereto, no Default or Event of Default shall exist or have occurred, and (iii) as of the date of any such Investment and after giving effect thereto, Excess Availability shall be not less than twelve and one-half percent (12.5%) of the Maximum Credit, (f) a Loan Party to Eyelock LLC), provided, that, as to any such Investment to which this clause (f) is applicable, each of the following conditions is satisfied: (i) the aggregate amount of all such Investments shall not exceed $42,000,000 outstanding at any one time, (ii) as of the date of any such Investment and after giving effect thereto, no Default or Event of Default shall exist or have occurred, and (iii) as of the date of any such Investment and after giving effect thereto, Excess Availability shall be not less than twelve and one-half percent (12.5%) of the Maximum Credit, and (g) a Loan Party to Mexican Guarantor or French Guarantor, provided, that, as to any such Investment each of the following conditions is satisfied: (i) the aggregate amount of all such Investments shall not exceed $2,000,000 outstanding at any one time, (ii) as of the date of any such Investment and after giving effect thereto, no Default or Event of Default shall exist or have occurred, and (iii) as of the date of any such Investment and after giving effect thereto, Excess Availability shall be not less than twelve and one-half percent (12.5%) of the Maximum Credit.”
(c)Interpretation. All terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment No. 4. The Credit Agreement shall be deemed to include the terms which are defined in the recitals hereto.

2.Intercompany Advances. Any Investments made by the Loan Parties to either 360fly, Inc. or Eyelock LLC prior to the date of this Amendment No. 4 shall be deemed to not be included in the calculation of the dollar threshold set forth in clause (d)(i) of the definition of Permitted Intercompany Advances (as in effect immediately prior to the effectiveness of this Amendment No. 4).

3.Repayment of Term Loan. On or about August 31, 2017, Borrowers remitted to Agent an amount that caused the repayment in full of the outstanding principal of the Term Loan. The Term Loan Commitments are terminated and the Term Loan cannot be re-borrowed. The repayment of the Term Loan shall not in any manner discharge, affect, or impair any of the other Obligations of any Borrower or any Guarantor.

4.Permitted Acquisitions. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, in addition to any other requirements set forth in the Credit Agreement, no Acquisition that involves consideration (whether in the form of cash or otherwise) in an amount equal to or greater than $50,000,000 shall be considered a Permitted Acquisition without the consent of the Required Lenders.

5.Unused Line Fee. Section 2.10(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Borrowers shall pay to Agent, for the account of Revolving Lenders, a monthly unused line fee payable in arrears on the first day of each month from and after the Closing Date up to the first day of the month prior to the Payoff Date and on the Payoff Date, in an amount equal to, commencing on the Closing Date and ending on August 31, 2017, one-half of one percent (0.50%) per annum times the result of (i) the aggregate amount of the Revolver Commitments, less (ii) the average Daily Balance of the Revolver Usage during the immediately preceding month (or portion thereof), which rate shall be adjusted thereafter as of the first day of each fiscal quarter to an amount equal to (A) three hundred and seventy-five one-thousandths of one percent (0.375%) per annum if the average Daily Balance of the Revolver Usage in any month during the immediately preceding fiscal quarter was less than forty percent (40%) of the Maximum Revolver Amount and (B) one quarter of one percent (0.25%) per annum if the average Daily Balance of the Revolver Usage in any month during the immediately preceding fiscal quarter was equal to or greater than forty percent (40%) of the Maximum Revolver Amount. For purposes of the calculation of the unused line fee, the Revolver Usage shall include the amount of the Orange County IRB Reserve. Swing Loans shall not be considered in the calculation of the unused line fee.”
6.Field Examinations and Appraisals. Section 5.7 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“5.7 Inspection. Permit Agent and each of its duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to conduct appraisals and valuations, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as Agent may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Borrower Agent, all at such times and intervals as the Agent may reasonably request, all at the Borrower’s reasonable expense; provided, that, (a) as to field examinations, (i) no more than one (1) field examination in any twelve (12) month period at the expense of Borrowers so long as Excess Availability at any time during such twelve (12) month period is not less than thirty percent (30%) of the Maximum Revolver Amount, (ii) no more than two (2) field examinations in any twelve (12) month period at the expense of Borrowers if at any time Excess Availability during such twelve (12) months is less than thirty percent (30%) of the Maximum Revolver Amount, and (iii) such other field examinations as Agent may request at any time a Default or an Event of Default exists or has occurred and is continuing at the expense of Borrowers or otherwise at any other times at the expense of Agent and Lenders and (b) as to appraisals, (i) unless a Default or Event of Default exists or has occurred and is continuing, no more than one (1) appraisal of Real Property during the term of this Agreement (but not to be conducted prior to the date that is eighteen (18) months after the Closing Date) at reasonable times at the expense of Borrowers, (ii) no more than one (1) appraisal of Inventory in any twelve (12) month period at reasonable times at the expense of Borrowers so long as Excess Availability at any time during such twelve (12) month period is not less than thirty percent (30%) of the Maximum Revolver Amount, (iii) no more than two (2) appraisals of Inventory in any twelve (12) month period at reasonable times at the expense of Borrowers if at any time Excess Availability during such twelve (12) month period is less than thirty percent (30%) of the Maximum Revolver Amount, and (iv) such other appraisals as Agent may request at any time a Default or an Event of Default exists or has occurred and is continuing at the expense of Borrowers or otherwise at any other times at the expense of Agent and Lenders.”
7.Fixed Charge Coverage Ratio. Section 7.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“7.1 Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio determined for the most recently ended twelve (12) consecutive fiscal months of the Specified EBITDA Entities for which Agent has received financial statements shall be not less than 1.00 to 1.00 at all times, provided, that, the Loan Parties shall only be required to comply with the terms of this Section 7.1 during a Compliance Period, in which case such financial covenant shall be tested as of the last day of the then most recently ended fiscal month for which financial statements have been delivered and for each month end thereafter until the Compliance Period ends.”
8.Liens on Intellectual Property. Notwithstanding anything to the contrary set forth in the Credit Agreement or in any of the other Loan Documents, automatically upon the effectiveness of this Amendment No. 4, the Lien of Agent on the Intellectual Property (as defined in the Security Agreement) of the Loan Parties shall be released.

9.Amendment Fee. In consideration of the amendments set forth herein, Borrowers shall on the date hereof, pay to Agent, for the account of Lenders, or Agent, at its option, may charge the loan account of Borrowers maintained by Agent, an amendment fee in the amount of $50,000, which fee is fully earned and payable as of the date hereof and shall constitute part of the Obligations.

10.Representations and Warranties. Borrowers and Guarantors, jointly and severally, represent and warrant with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)this Amendment No. 4 and each other agreement to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment No. 4, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary corporate action on the part of each Borrower and each Guarantor which is a party hereto and, if necessary, its equity holders and is in full force and effect as of the date hereof and the agreements and obligations of each Borrower and each Guarantor contained herein and therein constitute legal, valid and binding obligations of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights;

(b)the execution, delivery and performance of each Amendment Document (i) are all within each Borrower’s and each Guarantor’s corporate or limited company powers, as applicable, and (ii) are not in contravention of law or the terms of any Borrower’s or any Guarantor’s certificate or articles of incorporation of formation, by laws, operating agreement or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or any Guarantor is a party or by which any Borrower or any Guarantor or its property are bound;

(c)all of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date; and

(d)no Default or Event of Default exists or has occurred and is continuing as of the date of, and after giving effect to, this Amendment No. 4.

11.Conditions Precedent. This Amendment No. 4 shall be effective upon the satisfaction of each of the following conditions precedent:

(a)Agent shall have received counterparts of this Amendment No. 4, duly authorized, executed and delivered by each Borrower, each Guarantor and the Required Lenders;

(b)Agent shall have received in immediately available funds (or Agent has charged the loan account of Borrower) the full amount of the fee referred to in Section 9 hereof; and

(c)after giving effect to the provisions of this Amendment No. 4, no Default or Event of

Default shall have occurred and be continuing.

12.Effect of Amendment No. 4. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and the Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 4 or with respect to the subject matter of this Amendment No. 4. To the extent of conflict between the terms of this Amendment No. 4 and the other Loan Documents, the terms of this Amendment No. 4 shall control. The Credit Agreement and this Amendment No. 4 shall be read and construed as one agreement. This Amendment No. 4 is a Loan Document. The Credit Agreement remains in full force and effect, and nothing contained in this Amendment No. 4 will constitute a waiver of any right, power or remedy under the Credit Agreement.

13.Governing Law. The validity, interpretation and enforcement of this Amendment No. 4 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

14.Jury Trial Waiver. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 4 OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 4 OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EACH BORROWER, GUARANTOR, AGENT OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 4 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

15.Binding Effect. This Amendment No. 4 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

16.Waiver, Modification, Etc. No provision or term of this Amendment No. 4 may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

17.Further Assurances. The Loan Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 4.

18.Entire Agreement. This Amendment No. 4 and the Credit Agreement represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

19.Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 4.

20.Counterparts. This Amendment No. 4 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 4 by telefacsimile or other electronic method of transmission

(including by pdf e-mail transmission) shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 4. Any party delivering an executed counterpart of this Amendment No. 4 by telefacsimile or other electronic method of transmission (including by pdf e-mail transmission) shall in a timely manner also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 4.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.
BORROWERS:

VOXX ACCESSORIES CORP.
By: /s/ Loriann Shelton
Name: Loriann Shelton
Title: Vice President, CFO, Secretary, Treasurer

VOXX ELECTRONICS CORP.
By: /s/ Loriann Shelton
Name: Loriann Shelton
Title: CFO, Secretary, Treasurer

CODE SYSTEMS, INC.
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: CFO

INVISION AUTOMOTIVE SYSTEMS INC.
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Vice President

KLIPSCH GROUP, INC.

By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Vice President

GUARANTORS:

VOXX INTERNATIONAL CORPORATION
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Senior Vice President and CFO

AUDIOVOX ADVANCED ACCESSORIES GROUP, LLC
By: /s/ Loriann Shelton
Name: Loriann Shelton
Title: CFO, Treasurer, Secretary

AUDIOVOX WEBSALES LLC
By: /s/ Loriann Shelton
Name: Loriann Shelton
Title: CFO, Secretary, Treasurer

CARIBBEAN TECHNICAL EXPORT, INC.
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: President

LATIN AMERICA EXPORTS CORP.
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Treasurer

OMEGA RESEARCH AND DEVELOPMENT TECHNOLOGY LLC
By: /s/ Loriann Shelton
Name: Loriann Shelton
Title: CFO, Secretary, Treasurer

ELECTRONICS TRADEMARK HOLDING COMPANY, LLC
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Senior Vice President and CFO

AUDIOVOX ATLANTA CORP.
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Vice President

AUDIOVOX COMMUNICATIONS CORP.
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Vice President and Treasurer

AUDIOVOX GERMAN CORPORATION
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Vice President and CFO

AUDIOVOX INTERNATIONAL CORP.
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Vice President

AUDIOVOX LATIN AMERICA LTD.
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Vice President

KLIPSCH HOLDING LLC
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Vice President and CFO

VOXX ASIA INC.
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Vice President, Secretary, Treasurer

VOXX HQ LLC
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Senior Vice President and CFO

VOXX WOODVIEW TRACE LLC
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Senior Vice President and CFO

VOXX HIRSCHMANN CORPORATION
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Vice President

KLIPSCH GROUP EUROPE - DENMARK
By: /s/ T. Paul Jacobs
Name: T. Paul Jacobs
Title: Managing Director

KLIPSCH GROUP EUROPE - FRANCE
By: /s/ T. Paul Jacobs
Name: T. Paul Jacobs
Title: Managing Director

KLIPSCH GROUP EUROPE B.V.
By: /s/ T. Paul Jacobs
Name: T. Paul Jacobs
Title: Managing Director

AUDIOVOX MEXICO, S. DE R.L. DE C.V.
By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Manager

AUDIO PRODUCTS INTERNATIONAL CORP.
By: /s/ T. Paul Jacobs
Name: T. Paul Jacobs
Title: President

AUDIOVOX CANADA LIMITED

By: /s/ Charles M. Stoehr
Name: Charles M. Stoehr
Title: Vice President

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Lender
By: /s/ Andrew Rogow
Name: Andrew Rogow
Title: Vice President

CITIBANK, N.A., as Lender
By: /s/ Peter Crispino
Name: Peter Crispino
Title: Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION,
as Lender
By: /s/ William Conlan
Name: William Conlan
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as Lender
By: /s/ Nadine M. Eames
Name: Nadine M. Eames
Title: Vice President